SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): October 17, 2000

                               MALLINCKRODT INC.
              (Exact Name of Registrant as Specified in Charter)
             ----------------------------------------------------

                                  New York
                       (State or Other Jurisdiction of
                               Incorporation)

                                  001-483
                          (Commission File Number)

                                36-1263901
                     (I.R.S. Employer Identification No.)

             -----------------------------------------------------

              675 McDonnell Boulevard, St. Louis, Missouri 63134
              (Address of Principal Executive Offices) (Zip Code)

            ------------------------------------------------------

                                (314) 654-2000
             (Registrant's Telephone Number, Including Area Code)

            -------------------------------------------------------

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

            -------------------------------------------------------

Item 1.  Change of Control.

         On October 17, 2000, Tyco International Ltd., a Bermuda company ("Tyco"), announced the consummation of the merger of EVM Merger Corp., a New York corporation and a wholly owned subsidiary of Tyco ("Merger Sub"), with and into Mallinckrodt Inc., a New York corporation ("Mallinckrodt"), resulting in Mallinckrodt's becoming an indirect wholly owned subsidiary of Tyco. A copy of the Agreement and Plan of Merger, dated as of June 28, 2000 by and among Tyco Acquisition Corp. VI (NV), Merger Sub and Mallinckrodt is hereby incorporated by reference to Tyco's Registration Statement on Form S-4 filed on August 9, 2000 (File No. 333-41264).

         A copy of the press release of Tyco, dated October 17, 2000, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


Item 7.  Financial Statement and Exhibits.

         (c)     Exhibits:

         99.1    Press release of Tyco International Ltd., dated October 17,
                 2000.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2000

                                        MALLINCKRODT INC.



                                        By: /s/ Roger A. Keller
                                            ---------------------
                                           Name:  Roger A. Keller
                                           Title: Vice President, Secretary
                                                   and General Counsel

EXHIBIT INDEX


Exhibit
Number       Description
-------      -----------
 99.1        Press Release of Tyco International Ltd., dated October 17, 2000.